Exhibit 10.4


                          OMNIS TECHNOLOGY CORPORATION
                                 PROMISSORY NOTE


$250,000.00                                                   September 28, 2000
                                                          San Carlos, California


         1. Principal and Interest.

         OMNIS TECHNOLOGY CORPORATION, a Delaware corporation (the "Company"), for value received, hereby promises to pay to the order of THE PHILIP AND DEBRA BARRETT CHARITABLE REMAINDER TRUST (the "Holder") at PO Box 3730, Salem, Oregon 97302 the amount of Two Hundred Fifty Thousand Dollars ($250,000.00) ("Principal") plus accrued interest in lawful money of the United States or as otherwise hereinafter set forth

         This Promissory Note (the "Note") shall bear interest at the rate of Ten Percent (10%) annum from the date of issuance of this Note. Accrued interest shall be paid in quarterly installments on each March 31, June 30, September 30 and December 31, beginning December 31, 2000. All Principal and all accrued and unpaid interest shall be due and payable in full on September 30, 2002 (the "Maturity Date") unless there is an Event of Default (as defined in Section 2 hereof) in which case such payment shall be accelerated. This Note is not secured by any assets or securities of the Company.

         Upon payment in full of the Principal hereof and accrued interest hereunder, this Note shall be cancelled and shall be surrendered to the Company.

         The Principal and interest on this Note shall be payable to the Holder hereof at the foregoing address or such other address as the Holder shall from time to time designate by written notice to the Company.

         2. Events of Default.The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder:

                  (a) The commencement of a voluntary petition in bankruptcy or the filing of a petition to have the Company declared bankrupt or insolvent or the filing of any other petition of reorganization, arrangement or similar relief by or for the Company under any applicable law regarding insolvency or relief for debtors, unless such proceeding is vacated, discharged, or stayed or bonded pending appeal within 10 days from the commencement thereof; (b) the making by the Company of a general assignment for the benefit of creditors or any similar undertaking; (c) the appointment of a receiver, trustee or similar officer for the business or property of the Company, which appointment is not vacated, discharged, or stayed or bonded pending appeal within 10 days from such appointment; or (d) the admission by the Company in writing of its inability to pay its debts generally as such debts become due;

                  (b) The failure to make any payment of interest on the due date;

                  (c) Any default by the Company under the terms of any existing indebtedness of the Company or other material indebtedness of the Company; or

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                  (d) Any other material  breach of this Note by the Company not cured in full within fifteen (10) days of written notice thereof by the Holder to the Company.

         3. Representations and Warranties.

         THE COMPANY HEREBY REPRESENTS AND WARRANTS TO THE HOLDER AS OF THE DATE OF ISSUANCE THAT:

                  (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as contemplated to be conducted.

                  (b) The Company has all requisite corporate right, power and authority to execute and deliver this Note and to perform fully its obligations hereunder. The execution and delivery of this Note and the consummation of the loan contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company.

                  (c) This Note constitutes the valid and legally binding agreement and obligations of the Company, enforceable in accordance with its terms.

         4. Remedies. The Holder shall have such remedies upon occurrence of an Event of Default under this Note as provided herein or by applicable law.

         5. Prepayment. Notwithstanding any contrary provision hereof, the Company shall have the right at any time and from time to time, to prepay the Principal in whole or in part plus accrued interest thereon without penalty.

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         6. Binding  Effect.Except as otherwise  expressly  provided herein, the provisions hereof shall inure to the benefit of and be binding upon each of the parties; the directors, officers, stockholders, employees, agents, successors and assigns of the Company; and the heirs, devisees, executors, administrators, representatives, successors, beneficiaries and assigns of the Holder.

         7. Transfer of This Note.

         With respect to any proposed transfer of this Note (other than to Philip and Debra Barrett or a charitable remainder trust affiliated with them), the Holder shall give at least 10-days prior written notice to the Company.

         8. Notices. All notices or other communications under this Note shall be in writing and shall be delivered prepaid (a) by personal delivery, (b) by a nationally recognized overnight courier service, or (c) by United States first class registered or certified mail return receipt requested; and the date of delivery shall be deemed to be the earlier of (i) actual receipt of notice by any permitted means, or (ii) two business days following dispatch by overnight courier service or (ii) three business days following dispatch by the United States Mail. Such notices shall be addressed to Holder at the address set forth herein or to the Company at its address as set forth on the signature page of this Note; or such other address provided by notice to the other party under the foregoing procedure.

         9. Governing Law.

         This Note is being delivered in and shall be construed in accordance with the laws of the State of California, without regard to conflicts of laws principles.

         10. Entire Agreement.

         THIS NOTE CONSTITUTES THE FULL AND ENTIRE UNDERSTANDING AND AGREEMENT BETWEEN THE PARTIES WITH REGARD TO THE SUBJECT MATTER HEREOF. ANY PRIOR OR CONTEMPORANEOUS AGREEMENTS, REPRESENTATIONS OR WARRANTIES NOT EXPRESSLY SET FORTH IN THIS NOTE ARE SUPERSEDED AND OF NO FORCE OR EFFECT. THIS NOTE MAY BE MODIFIED OR AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING EXECUTED BY BOTH OF THE PARTIES.

         11.  Severability.

         If any provision of this Note shall be judicially determined to be invalid, illegal or unenforceable by a court of competent jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any manner be affected or impaired and shall remain in full force and effect.

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         12. Interpretation.

         SECTIONS AND SECTION HEADINGS CONTAINED IN THIS NOTE ARE FOR REFERENCE PURPOSES ONLY, AND SHALL NOT AFFECT IN ANY MANNER THE MEANING OF INTERPRETATION OF THIS NOTE. WHENEVER THE CONTEXT REQUIRES, REFERENCES TO THE SINGULAR SHALL INCLUDE THE PLURAL AND THE PLURAL THE SINGULAR AND ANY GENDER SHALL INCLUDE ANY OTHER GENDER. THE PARTIES ACKNOWLEDGE THAT EACH PARTY HAS REVIEWED THIS NOTE, AND NO PROVISION OF THIS NOTE SHALL BE INTERPRETED FOR OR AGAINST ANY PARTY BECAUSE SUCH PARTY OR ITS REPRESENTATIVE DRAFTED SUCH PROVISION.

         13. Collection Costs.The Company promises to pay any and all costs of collection, including reasonable attorneys' fees, incurred in the collection of this Note following an Event of Default (whether before, at or after trial or in connection with any appeal).

         14. Waiver by the Company.The Company hereby waives demand, notice, presentment, protest and notice of dishonor with respect to the enforcement of this Note in accordance with its express terms.

         IN WITNESS WHEREOF, the Company has caused this Note to be executed in its corporate name and this Note to be dated, issued and delivered, all on the date first above written.


                                        OMNIS TECHNOLOGY CORPORATION


                                        By: ___________________________________
                                            James Dorst, Chief Financial Officer


                                            Address: 981 Industrial Way
                                                     Building B
                                                     San Carlos, California
                                                     94070-4117

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